UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2015 (December 9, 2015)

Kansas City Southern

(Exact name of registrant as specified in its charter)

Delaware	1-4717	44-0663509
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

427 West 12th Street

Kansas City, Missouri 64105

(Address of principal executive office)(Zip Code)

(816) 983-1303

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Indentures

On December 9, 2015, Kansas City Southern (the “Company”) issued the following series of notes: (i) Floating Rate Senior Notes due 2016 (the “Floating Rate Senior Notes”), (ii) 2.35% Senior Notes due 2020 (the “2.35% Senior Notes”), (iii) 3.85% Senior Notes due 2023 (the “3.85% Senior Notes”), (iv) 3.00% Senior Notes due 2023 (the “3.00% Senior Notes”), (v) 4.30% Senior Notes due 2043 (the “4.30% Senior Notes”) and (vi) 4.95% Senior Notes due 2045 (the “4.95% Senior Notes”) (collectively, the “KCS Notes”).

The KCS Notes were issued pursuant to an Indenture, dated December 9, 2015 (the “Base Indenture”), among the Company, the guarantors named therein (the “Guarantors”) and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture (the “First Supplemental Indenture”) governing the Floating Rate Senior Notes, the Second Supplemental Indenture (the “Second Supplemental Indenture”) governing the 2.35% Senior Notes, the Third Supplemental Indenture (the “Third Supplemental Indenture”) governing the 3.85% Senior Notes, the Fourth Supplemental Indenture (the “Fourth Supplemental Indenture”) governing the 3.00% Senior Notes, the Fifth Supplemental Indenture (the “Fifth Supplemental Indenture”) governing the 4.30% Senior Notes and the Sixth Supplemental Indenture (the “Sixth Supplemental Indenture” and, together with the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture and the Fifth Supplemental Indenture, the “Supplemental Indentures”; the Base Indenture, as amended by the Supplemental Indentures, the “Indentures”) governing the 4.95% Senior Notes, each dated December 9, 2015, among the Company, the Guarantors and the Trustee.

See the discussion below under Item 2.03 for a description of the material terms and conditions of the Indentures.

Registration Rights Agreement

On December 9, 2015, the Company and the Guarantors entered into a Registration Rights Agreement with Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC (the “Registration Rights Agreement”) pursuant to which the Company and the Guarantors agreed, for the benefit of the holders of the KCS Notes, at the cost of the Company, to use their commercially reasonable efforts to:

•	File a registration statement with respect to a registered offer to exchange the KCS Notes for new exchange notes having terms identical in all material respects to the applicable KCS Notes (except that the exchange notes will not contain transfer restrictions); and

•	Complete the registered exchange offer within 270 days after the December 9, 2015 closing date of the offering of the KCS Notes.

Promptly after the exchange registration statement has been declared effective, the Company will commence the registered exchange offer.

The above description of the Registration Rights Agreement is qualified in its entirety by the full text of the agreement, attached hereto as Exhibit 4.8.

Credit Agreement

On December 9, 2015, the Company entered into a new $800 million revolving credit facility (the “KCS Revolving Credit Facility”) pursuant to a Credit Agreement, dated December 9, 2015 (the “Credit Agreement”), among the Company, certain of its wholly-owned domestic subsidiaries named therein as guarantors, the various financial institutions and other persons from time to time parties thereto as lenders and/or issuing banks (the “Lenders”) and Bank of America, N.A., as administrative agent for the Lenders (“Agent”). The commitments of the lenders under the existing revolving credit facilities of each of The Kansas City Southern Railway Company (“KCSR”) and Kansas City Southern de México, S.A. de C.V. (“KCSM”) were terminated, and all indebtedness and other obligations outstanding thereunder were repaid in full.

The KCS Revolving Credit Facility provides the Company with a five-year $800 million revolving credit facility consisting of (i) a revolving facility in an amount up to $800 million and (ii) a standby letter of credit facility in an amount up to $25 million which shall constitute usage under the revolving facility.

The outstanding principal balance of loans under the KCS Revolving Credit Facility bear interest at floating rates. At the Company’s option, the loans bear interest at a rate equal to (i) LIBOR plus the applicable margin (which, depending on the Company’s credit ratings, will be between 1.125% to 2.00%) (the “Applicable Margin”) or (ii) the Base Rate (to be defined as the highest of (a) the federal funds rate plus  1⁄2 of 1%, (b) the Bank of America prime rate and (c) one-month LIBOR plus 1.00%) plus the Applicable Margin; provided that, with respect to the loans under the KCS Revolving Credit Facility, LIBOR shall at no time be less than zero.

Each guarantor has guaranteed repayment of the amounts due under the KCS Revolving Credit Facility.

The Company has given certain representations and warranties that are customary for credit agreements of this type. The KCS Revolving Credit Facility contains affirmative and negative covenants that are customary for credit agreements of this type, including financial maintenance covenants related to a leverage ratio and an interest coverage ratio (each as defined in the Credit Agreement).

Events of default under the KCS Revolving Credit Facility are customary for transactions of this type and include, without limitation, non-payment of obligations, breach of any representation or warranty, non-performance of covenants and obligations, default on other indebtedness, certain judgments rendered, change of control, bankruptcy or insolvency events, customary ERISA defaults and the revocation, termination, abrogation, appropriation or repudiation by any person of the Concession Title (as defined in the Credit Agreement), or abandonment of the Concession Title by KCSM. The occurrence of an event of default could result in the termination of the commitments and the acceleration of the repayment of any outstanding principal balance of the KCS Revolving Credit Facility.

The above description of the Credit Agreement is qualified in its entirety by the full text of the agreement, attached hereto as Exhibit 10.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

KCS Notes

The KCS Notes are unsecured and unsubordinated obligations of the Company and are unconditionally guaranteed, jointly and severally, on an unsecured senior basis, by each of the Company’s current and future domestic subsidiaries that from time to time guarantee the Credit Agreement or any other debt of the Company or any of the Company’s significant subsidiaries that is a Guarantor (the “Note Guarantees”).

The Floating Rate Senior Notes bear interest at a floating rate per annum equal to the three-month U.S. dollar LIBOR, plus 70 basis points. Interest is payable quarterly on January 28, April 28, July 28 and October 28 of each year, beginning January 28, 2016, to persons who are the registered holders of the Floating Rate Senior Notes at the close of business on the fifteenth calendar day prior to each interest payment date. The Floating Rate Senior Notes will mature on October 28, 2016. Other than following the completion of the registered exchange offer as described below, the Company may not redeem the Floating Rate Senior Notes prior to maturity.

The 2.35% Senior Notes bear interest at 2.35% per annum, and will mature on May 15, 2020. Interest on the 2.35% Senior Notes will be payable semiannually on May 15 and November 15 of each year, commencing on May 15, 2016, to the holders of record at the close of business on the immediately preceding May 1 and November 1. The Company, at its option, may redeem in whole or in part at any time and from time to time prior to April 15, 2020 (the date that is one month prior to the maturity date) at a redemption price equal to the greater of (i) 100% of the principal amount of the 2.35% Senior Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2.35% Senior Notes to be redeemed (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis as set forth in the Second Supplemental Indenture. On or after April 15, 2020, the 2.35% Senior Notes may be redeemed, at the Company’s option, in whole or in part at any time and from time to time at a redemption price equal to 100% of the principal amount of 2.35% Senior Notes to be redeemed plus accrued interest to but excluding the redemption date.

The 3.85% Senior Notes bear interest at 3.85% per annum, and will mature on November 15, 2023. Interest on the 3.85% Senior Notes will be payable semiannually on May 15 and November 15 of each year, commencing on May 15, 2016, to the holders of record at the close of business on the immediately preceding May 1 and November 1. The Company, at its option, may redeem in whole or in part at any time and from time to time prior to August 15, 2023 (the date that is three months prior to the maturity date) at a redemption price equal to the greater of (i) 100% of the principal amount of the 3.85% Senior Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 3.85% Senior Notes to be redeemed (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis as set forth in the Third Supplemental Indenture. On or after August 15, 2023, the 3.85% Senior Notes may be redeemed, at the Company’s option, in whole or in part at any time and from time to time at a redemption price equal to 100% of the principal amount of 3.85% Senior Notes to be redeemed plus accrued interest to but excluding the redemption date.

The 3.00% Senior Notes bear interest at 3.00% per annum, and will mature on May 15, 2023. Interest on the 3.00% Senior Notes will be payable semiannually on May 15 and November 15 of each year, commencing on May 15, 2016, to the holders of record at the close of business on the immediately preceding May 1 and November 1. The Company, at its option, may redeem in whole or in part at any time and from time to time prior to February 15, 2023 (the date that is three months prior to the maturity date) at a redemption price equal to the greater of (i) 100% of the principal amount of the 3.00% Senior Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 3.00% Senior Notes to be redeemed (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis as set forth in the Fourth Supplemental Indenture. On or after February 15, 2023, the 3.00% Senior Notes may be redeemed, at the Company’s option, in whole or in part at any time and from time to time at a redemption price equal to 100% of the principal amount of 3.00% Senior Notes to be redeemed plus accrued interest to but excluding the redemption date.

The 4.30% Senior Notes bear interest at 4.30% per annum, and will mature on May 15, 2043. Interest on the 4.30% Senior Notes will be payable semiannually on May 15 and November 15 of each year, commencing on May 15, 2016, to the holders of record at the close of business on the immediately preceding May 1 and November 1. The Company, at its option, may redeem in whole or in part at any time and from time to time prior to November 15, 2042 (the date that is six months prior to the maturity date) at a redemption price equal to the greater of (i) 100% of the principal amount of the 4.30% Senior Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 4.30% Senior Notes to be redeemed (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis as set forth in the Fifth Supplemental Indenture. On or after November 15, 2042, the 4.30% Senior Notes may be redeemed, at the Company’s option, in whole or in part at any time and from time to time at a redemption price equal to 100% of the principal amount of 4.30% Senior Notes to be redeemed plus accrued interest to but excluding the redemption date.

The 4.95% Senior Notes bear interest at 4.95% per annum, and will mature on August 15, 2045. Interest on the 4.95% Senior Notes will be payable semiannually on February 15 and August 15 of each year, commencing on February 15, 2016, to the holders of record at the close of business on the immediately preceding February 1 and August 1. The Company, at its option, may redeem in whole or in part at any time and from time to time prior to February 15, 2045 (the date that is six months prior to the maturity date) at a redemption price equal to the greater of (i) 100% of the principal amount of the 4.95% Senior Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 4.95% Senior Notes to be redeemed (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis as set forth in the Sixth Supplemental Indenture. On or after February 15, 2045, the 4.95% Senior Notes may be redeemed, at the Company’s option, in whole or in part at any time and from time to time at a redemption price equal to 100% of the principal amount of 4.95% Senior Notes to be redeemed plus accrued interest to but excluding the redemption date.

Upon completion of the registered exchange offer with respect to a series of KCS Notes pursuant to the Registration Rights Agreement, the Company may redeem KCS Notes of such series which are not exchanged in the registered exchange offer in an amount up to 2% of the original aggregate principal amount of such series of KCS Notes issued at a redemption price of 100% of their principal amount plus accrued interest to but excluding the redemption date.

The Indentures limit the ability of (i) the Company and the Guarantors to, among other things, create or permit any lien or merge, consolidate or transfer substantially all of their assets and (ii) the Company to permit its subsidiaries that are not Guarantors to incur certain debt. In the event of a Change of Control Repurchase Event (as defined in the applicable Supplemental Indenture) with respect to a series of KCS Notes, the Company will be required to make an offer to each holder of such series of KCS Notes to repurchase all or any part of that holder’s KCS Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of such KCS Notes repurchased plus accrued interest, if any, to, but excluding, the date of repurchase.

In addition, the KCS Notes of a particular series may be declared immediately due and payable by the Trustee or the holders of at least 25% in aggregate principal amount of such KCS Notes then outstanding if any of certain events of default occur and are continuing under the Base Indenture and applicable Supplemental Indenture with respect to such series of KCS Notes. Subject to certain qualifications and applicable grace periods as set forth in the Base Indenture and applicable Supplemental Indenture, the events of default with respect to each series of KCS Notes include the following:

•	the Company fails to pay the principal or any premium on a KCS Note of such series on its due date;

•	the Company fails to pay interest on any KCS Note of such series within 30 days of its due date;

•	the Company defaults in the performance of or breach of any covenant of the applicable Indenture and such default continues for a period of 90 days after written notice by the Trustee or the holders of 25% or more in aggregate principal amount of the KCS Notes of such series;

•	certain events of bankruptcy or insolvency described in the Indentures with respect to the Company or any Guarantor;

•	any Note Guarantee ceases to be in full force and effect or any Guarantor denies or disaffirms such Guarantor’s obligations under the applicable Indenture or any Note Guarantee and such default continues for a period of 10 days after written notice by the Trustee or the holders of 25% or more in aggregate principal amount of the KCS Notes of such series; and

•	the Concession Title (as defined in the Indentures) ceases to grant to KCSM the rights provided therein as of December 9, 2015 and such cessation results in a material adverse effect on the Company and its subsidiaries taken as a whole; (x) the Concession Title is for any reason terminated and not reinstated within 30 days or (y) the rights provided therein which were originally exclusive to KCSM becomes nonexclusive and the cessation of such exclusivity results in a material adverse effect on the Company and its subsidiaries taken as a whole; or the commandeering or repossession of the Northeast Rail Lines (as defined in the Indentures).

The above descriptions of the Indentures are qualified in their entirety by the full text of the Base Indenture and the Supplemental Indentures, attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6 and 4.7.

KCS Revolving Credit Facility

The information included under Item 1.01 hereof is incorporated by reference in this Item 2.03.

Item 8.01	Other Events.

On December 9, 2015, the Company issued a press release announcing the final results of the previously announced exchange offers for any and all outstanding notes of certain series issued by its wholly-owned subsidiaries KCSR and KCSM and the related consent solicitations. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Base Indenture, dated December 9, 2015, among the Company, the guarantors party thereto and the Trustee.

4.2	First Supplemental Indenture, dated December 9, 2015, among the Company, the guarantors party thereto and the Trustee, governing the Floating Rate Senior Notes due 2016.

4.3	Second Supplemental Indenture, dated December 9, 2015, among the Company, the guarantors party thereto and the Trustee, governing the 2.35% Senior Notes due 2020.

4.4	Third Supplemental Indenture, dated December 9, 2015, among the Company, the guarantors party thereto and the Trustee, governing the 3.85% Senior Notes due 2023.

4.5	Fourth Supplemental Indenture, dated December 9, 2015, among the Company, the guarantors party thereto and the Trustee, governing the 3.00% Senior Notes due 2023.

4.6	Fifth Supplemental Indenture, dated December 9, 2015, among the Company, the guarantors party thereto and the Trustee, governing the 4.30% Senior Notes due 2043.

4.7	Sixth Supplemental Indenture, dated December 9, 2015, among the Company, the guarantors party thereto and the Trustee, governing the 4.95% Senior Notes due 2045.

4.8	Registration Rights Agreement, dated December 9, 2015, among the Company, the guarantors party thereto, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC.

10.1	Credit Agreement, dated December 9, 2015, among the Company, the guarantors party thereto, the various financial institutions and other persons from time to time parties thereto as lenders, Bank of America, N.A., as administrative agent, JPMorgan Chase Bank, N.A. and Citibank, N.A., as co-syndication agents and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as joint lead arrangers and joint bookrunning managers.

99.1	Press Release regarding final results of the Exchange Offers and Consent Solicitations, entry into the KCS Revolving Credit Facility and entry into KCS commercial paper program, dated December 9, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KANSAS CITY SOUTHERN

By:	/s/ Adam J. Godderz
Name:	Adam J. Godderz
Title:	Corporate Secretary

Date: December 15, 2015

EXHIBIT INDEX

Exhibit Number	Description

4.1	Base Indenture, dated December 9, 2015, among the Company, the guarantors party thereto and the Trustee.

4.2	First Supplemental Indenture, dated December 9, 2015, among the Company, the guarantors party thereto and the Trustee, governing the Floating Rate Senior Notes due 2016.

4.3	Second Supplemental Indenture, dated December 9, 2015, among the Company, the guarantors party thereto and the Trustee, governing the 2.35% Senior Notes due 2020.

4.4	Third Supplemental Indenture, dated December 9, 2015, among the Company, the guarantors party thereto and the Trustee, governing the 3.85% Senior Notes due 2023.

4.5	Fourth Supplemental Indenture, dated December 9, 2015, among the Company, the guarantors party thereto and the Trustee, governing the 3.00% Senior Notes due 2023.

4.6	Fifth Supplemental Indenture, dated December 9, 2015, among the Company, the guarantors party thereto and the Trustee, governing the 4.30% Senior Notes due 2043.

4.7	Sixth Supplemental Indenture, dated December 9, 2015, among the Company, the guarantors party thereto and the Trustee, governing the 4.95% Senior Notes due 2045.

4.8	Registration Rights Agreement, dated December 9, 2015, among the Company, the guarantors party thereto, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC.

10.1	Credit Agreement, dated December 9, 2015, among the Company, the guarantors party thereto, the various financial institutions and other persons from time to time parties thereto as lenders, Bank of America, N.A., as administrative agent, JPMorgan Chase Bank, N.A. and Citibank, N.A., as co-syndication agents and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as joint lead arrangers and joint bookrunning managers.

99.1	Press Release regarding final results of the Exchange Offers and Consent Solicitations, entry into the KCS Revolving Credit Facility and entry into KCS commercial paper program, dated December 9, 2015.